UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 4, 2009

                       SECURITY DEVICES INTERNATIONAL INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                           None                    Applied For
--------------------             -------------------       --------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

            103-2171 Avenue Road, North York, Ontario Canada M5M 4B4
            ---------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (416) 787-1871
                                                       --------------

                              464 Old Orchard Grove
                                Toronto, Ontario
                                 Canada M5M 2G4
                          ---------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Certain Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 4, 2009 the Company's directors approved consulting agreements with three of the Company's officers. The consulting agreements, which are effective retroactive to January 1, 2009, provide that the officers will consult with the Company in the areas of corporate operations and product development. The terms of the consulting agreements are shown below. The consulting agreements terminate on December 31, 2009.

                                                  Monthly
                                 Monthly         Automobile
Name of Officer               Consulting Fee     Allowance
---------------               --------------     ----------

Sheldon Kales                   $10,000           $1,500
Boaz Dor                        $ 6,250           $1,000
Greg Sullivan                   $ 3,125           $1,000








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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 4, 2009

                                 SECURITY DEVICES INTERNATIONAL INC.



                                 By:  /s/ Sheldon Kales
                                      ----------------------------------------
                                     Sheldon Kales, President